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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 2, 2009, in Post-Effective Amendment No. 2 to the Registration Statement (Form S-1 No. 333-152699) and related Prospectus of Interval Leisure Group, Inc. dated March 30, 2009.

/s/ Ernst & Young LLP Certified Public Accountants

Miami, Florida
March 30, 2009

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm